                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report:       April 17, 1997



                                 MATTEL, INC.
                                 ------------
            (Exact name of registrant as specified in its charter)


         Delaware                   001-05647                  95-1567322
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(State or other jurisdiction       (Commission              (I.R.S. Employer
 of incorporation)                 File No.)              Identification  No.)


333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits
-------         ---------------------------------

        (a)     Financial statements of businesses acquired: None


        (b)     Pro forma financial information:

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                                               HISTORICAL                PRO FORMA
                                                        ----------------------   ----------------------------
                                                           MATTEL       TYCO     ADJUSTMENTS        COMBINED
                                                           ------       ----     -----------        --------
                                                                (IN MILLIONS, EXCEPT PER SHARE DATA)
Net Sales...............................................  $3,785.9     $721.0         $28.4   (g)   $4,535.3
        Cost of sales...................................   1,877.3      404.1          34.1   (g)    2,315.5
                                                         ----------   --------   -----------      -----------
Gross Profit............................................   1,908.6      316.9          (5.7)         2,219.8
        Advertising and promotion expenses..............     614.5      174.2          (9.7)  (g)      779.0
        Other selling and administrative expenses.......     647.1      121.3           4.0   (g)      772.4
        Interest expense................................      75.5       23.8                           99.3
        Restructuring and integration charges...........         -          -                              -
        Other expense, net..............................      25.8        6.6                           32.4
                                                         ----------   --------   -----------      -----------
Income (Loss) from Continuing Operations Before
    Income Taxes........................................     545.7       (9.0)            -            536.7
         Provision (benefit) for income taxes...........     168.1       (0.2)         (3.4)  (h)      164.5
                                                         ----------   --------   -----------      -----------
Income (Loss) from Continuing Operations................     377.6       (8.8)          3.4            372.2
         Preferred stock dividend requirements..........         -        7.4                            7.4
                                                         ----------   --------   -----------      -----------
Income (Loss) from Continuing Operations Applicable to
   Common Shares........................................  $  377.6     $(16.2)        $ 3.4         $  364.8
                                                         ==========   ========   ===========      ===========

Income (Loss) Per Share from Continuing
   Operations (i).......................................  $   1.36     $(0.46)                      $   1.24
                                                         ==========   ========                    ===========
Average number of common and common equivalent
   shares outstanding (i)...............................     278.4       34.8                          295.4
                                                         ==========   ========                    ===========

 See accompanying notes to pro forma condensed combined financial statements.

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1996

                                                                             HISTORICAL                  PRO FORMA
                                                                       ---------------------   --------------------------------
                                                                        MATTEL        TYCO      ADJUSTMENTS           COMBINED
                                                                        ------        ----      -----------           --------
                                                                                          (IN MILLIONS)
                  ASSETS
Current Assets:
       Cash, cash equivalents and marketable securities.............   $  500.6      $ 49.6         $  69.7   (a)      $  619.9
       Accounts receivable, net.....................................      732.3       189.0            27.6   (b)         948.9
       Inventories..................................................      372.7        71.5               -               444.2
       Prepaid expenses and other current assets....................      165.2        30.5            (1.9)  (c)         193.8
                                                                     -----------   ---------    ------------        ------------
              Total current assets..................................    1,770.8       340.6            95.4             2,206.8
                                                                     -----------   ---------    ------------        ------------
Property, plant and equipment, net..................................      579.6        36.6               -               616.2
Other noncurrent assets.............................................      543.1       268.2            27.2   (d)         838.5
                                                                     -----------   ---------    ------------        ------------
               TOTAL ASSETS.........................................   $2,893.5      $645.4         $ 122.6            $3,661.5
                                                                     ===========   =========    ============        ============

    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
       Short-term borrowings and current portion of long-
          term liabilities..........................................   $  126.6      $  9.4         $     -            $  136.0
       Accounts payable, accrued liabilities and income taxes
          payable...................................................      833.8       144.4           234.2   (e)       1,212.4
                                                                     -----------   ---------    ------------        ------------
              Total current liabilities.............................      960.4       153.8           234.2             1,348.4
                                                                     -----------   ---------    ------------        ------------
Medium-Term notes...................................................      220.0           -               -               220.0
Senior subordinated notes...........................................          -       126.5               -               126.5
6-3/4% senior notes due 2000........................................      100.0           -               -               100.0
Other long-term debt................................................       54.9        20.1               -                75.0
Other long-term liabilities.........................................      110.4         1.4               -               111.8
Shareholders' equity................................................    1,447.8       343.6          (111.6)  (f)       1,679.8
                                                                     -----------   ---------    ------------        ------------
              TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $2,893.5      $645.4         $ 122.6            $3,661.5
                                                                     ===========   =========    ============        ============

 See accompanying notes to pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

          The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, giving effect to the Merger of Mattel and Tyco as accounted for by the "pooling of interests" method. In accordance with Commission reporting rules, the pro forma condensed combined statement of income, and the historical statements from which it is derived, presents only income from continuing operations and, therefore, does not include discontinued operations, extraordinary items, and the cumulative effects of accounting changes.

          The pro forma condensed combined statement of income for the twelve months ended December 31, 1996 excludes: (i) the positive effects of potential cost savings which may be achieved upon combining the resources of the companies; and (ii) transaction and restructuring costs of approximately $275 million.

          The pro forma condensed combined balance sheet as of December 31, 1996 includes, in accordance with Commission reporting rules, the impact of all transactions, whether of a recurring or nonrecurring nature, that can be reasonably estimated and should be reflected as of that date.

2.  PRO FORMA ADJUSTMENTS

          Intercompany Transactions - There were no intercompany transactions which required elimination from the pro forma combined operating results or balance sheet.

     (a) Cash - Cash has been adjusted to reflect the issuance of 3.0 million shares of Mattel Common Stock to an independent third party prior to the merger consummation date, and the payment of a termination fee on certain Tyco short-term borrowings.

     (b) Accounts Receivable, Net - A reclassification was made to conform Tyco's reporting of the allowance for defective returns to that of Mattel.

     (c) Prepaid Expenses and Other Current Assets - Current assets have been adjusted to reflect the write-off of the current portion of Tyco's capitalized debt issuance costs related to certain short-term borrowing arrangements that will be terminated.

     (d) Other Noncurrent Assets - The combined pro forma financial information has been adjusted to reflect the write-off of the noncurrent portion of Tyco's capitalized debt issuance costs related to certain short-term borrowing arrangements that will be terminated, and recognition of tax benefits relating to certain foreign net operating losses of Tyco.

     (e) Accounts Payable, Accrued Liabilities, and Income Taxes Payable - The pro forma adjustment reflects approximately $200 million, net of related taxes, for transaction and restructuring costs related to the Merger, and the reclassification of the allowance for defective returns to conform Tyco's reporting to that of Mattel.

     (f) Shareholders' Equity - Shareholders' equity has been adjusted to reflect the following:

          -Common stock accounts are adjusted for the assumed issuance of 17.0 million shares of Mattel Common Stock in exchange for 34.8 million shares of Tyco Common Stock outstanding as of December 31, 1996, utilizing the Exchange Ratio of 0.48876. Additionally, adjustments reflect conversion of Tyco stock options and Restricted Stock Units into Mattel Common Stock.
     The number of shares of Mattel Common Stock to be issued at consummation of the Merger will be based upon the actual number of shares of Tyco Common Stock outstanding at that time.

          -Additional paid-in capital is adjusted for the effects of: (i) issuance of shares of Mattel Common Stock having a par value of $1 per share in exchange for Tyco Common Stock having a par value of $0.01 per share; (ii) cancellation of 0.2 million shares of Tyco Common Stock held in treasury as of December 31, 1996; (iii) the issuance of 0.6 million shares of Mattel Common Stock for Tyco stock options and Restricted Stock Units;
     (iv) the issuance of 3.0 million shares of Mattel Common Stock from its treasury to an independent third party prior to the merger consummation date; and (v) conversion of Tyco Series B and Series C Preferred Stock into equivalent shares of Mattel Series B and C Preferred Stock.

          -Retained earnings is adjusted for the effects of: (i) accrual for transaction and restructuring costs related to the Merger; (ii) compensation expense related to the Tyco Restricted Stock Units; (iii) write-off of Tyco's capitalized debt issuance costs and a termination fee related to certain short-term borrowings; and (iv) recognition of tax benefits relating to certain foreign net operating losses of Tyco.

     (g) Pro Forma Combined Statement of Income - Certain reclassifications have been made to conform Tyco's reporting of net sales, cost of sales, advertising and promotion, and selling and administrative expenses to that of Mattel.

     (h) Provision (Benefit) for Income Taxes - The pro forma financial adjustment reflects the reduction of valuation allowances established in the historical financial statements of Tyco, resulting in the recognition of benefits of losses incurred by certain foreign affiliates in the pro forma combined financial statements.

     (i) Income per Common Share - Pro forma weighted-average common shares outstanding for all periods presented are based upon Mattel's and Tyco's combined historical weighted-average shares, after adjustment of Tyco's historical number of shares by the Exchange Ratio of 0.48876.

        (c)     Exhibits:

                99.0 First Amended and Restated Credit Agreement dated as of March 13, 1997 among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent

                99.1 Transfer and Administration Agreement dated as of March 11, 1997 among the Company, Mattel
                      Factoring, Inc., the Banks named therein and NationsBank of Texas, N.A., as Agent

                99.2 Receivables Purchase Agreement dated as of March 11, 1997 by and among Mattel Sales Corp., Fisher-Price, Inc., the Company and Mattel Factoring, Inc.


                                  SIGNATURES
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MATTEL, INC.
                                               Registrant

                                               By: /s/ Leland P. Smith
                                                   -----------------------------
                                                   Leland P. Smith
        Date: April 17, 1997                       Assistant Secretary and
              --------------                       Assistant General Counsel